Exhibit 10.3

Consulting Agreement

This Consulting Agreement (“Agreement”) is effective as of May 1, 2018 by and between NeuroBo Pharmaceuticals, Inc. (“NeuroBo”), a Massachusetts corporation with its principal place of business at 177 Huntington Avenue, Suite 1732, Boston, MA 02115 (email — jkang@jkbiopharma.com) and vZenium LLC (“Consultant”), a Massachusetts limited liability company, owned and managed entirely by Mark Versavel, MD, PhD, MBA with a principal place of business at  47 Marathon Street, Arlington, MA 02474 (email - mark.versavel@vzenium.com).

RECITALS

WHEREAS, on February 1, 2018, NeuroBo and Consultant entered a consulting agreement which was mutually terminated on April 30, 2018 and is replaced in its entirety by this Agreement.

AND WHEREAS, NeuroBo wishes to continue to engage the services and expertise of the Consultant on the terms and conditions hereinafter set forth, and the Consultant wishes to accept such an engagement on those terms and conditions;

AND WHEREAS, Consultant has agreed to perform consulting work for NeuroBo as set forth in Attachment A to this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.0                               Consultant’s Services.  Consultant shall provide to NeuroBo certain professional services as set forth in Attachment A to this Agreement, including Mark Versavel serving as Chief Medical Officer of NeuroBo.

2.0                               Compensation.  In consideration of the consulting services to be performed by Consultant under this Agreement NeuroBo will pay Consultant as set forth in Attachment B to this Agreement.

2.1                               Direct Costs.  Whenever possible NeuroBo shall pay directly for expenses related to its operations; however, NeuroBo will reimburse Consultant’s out of pocket costs which are approved in advance by NeuroBo’s Board of Directors and necessary to NeuroBo’s business. NeuroBo shall not reimburse Consultant for any indirect costs.  Invoices for out of pocket costs shall be submitted and paid pursuant to the payments terms advised to Consultant by NeuroBo’s Board of Directors and shall be accompanied by receipts. Invoices shall be submitted by the 5th day of the month following each calendar month during which expenses were incurred.  NeuroBo shall, except as otherwise provided in this Agreement, pay approved invoices within fifteen (15) days.  No advance payment for Consultant’s costs shall be permitted.

3.0                               Term.  This agreement shall continue month to month without limitation, except that the Agreement shall terminate immediately (i) upon the death or disability of Mark Versavel, or (ii) if Mark Versavel ceases to be the sole owner of Consultant, (iii) for Cause, as defined below, or

(iv) if prior to January 1, 2019, the parties have not agreed to extend, amend or replace this Agreement.  Otherwise, the Agreement shall terminate at any time by agreement of the parties or upon ten (10) day’s written notice by one party to the other.

3.1                               Cause.  “Cause” shall mean (i) Mark Versavel’s neglect or refusal to perform the duties of Chief Medical Officer of NeuroBo or to follow any lawful direction of the Board of Directors of NeuroBo, provided that the Board shall give written notice to Consultant which shall have ten (10) days to cure any neglect or refusal to perform duties or follow any lawful direction of the Board; (ii) any willful or intentional act of Consultant or Mark Versavel that violates Consultant’s or Mark Versavel’s fiduciary duties to NeuroBo, violates any written codes of conduct of NeuroBo including anti-discrimination and anti-harassment policies, as they exist from time to time, or injures the reputation or business of NeuroBo, or its affiliates in any material respect; (iii) intoxication in public by Mark Versavel, or his intoxication in the workplace, illegal use of narcotics which is, or could reasonably be expected to become, materially injurious to the reputation or business of NeuroBo or its affiliates or which impairs, or could reasonably be expected to impair, the performance of Consultant’s duties; (iv) conviction of, or plea of guilty or nolo contendere to, the commission of a felony by Consultant or Mark Versavel, or any other crime involving moral turpitude or dishonesty; (v) the commission by Consultant or Mark Versavel of an act of fraud , embezzlement or misappropriation against NeuroBo or its shareholders or their affiliates; or (vi) Consultant’s breach of any material provision of this Agreement.

4.0                               Independent Contractor.  Nothing contained in this Agreement or any document executed in connection with this Agreement, shall be construed to create an employer-employee, partnership or joint venture relationship between NeuroBo and Consultant (and/or Mark Versavel or any other of Consultant’s owners or employees).  Consultant, its owner and its employees are independent contractors and not employees of NeuroBo or any of NeuroBo’s parents, subsidiaries or affiliates.  The consideration set forth in Section 2 shall be the sole consideration due to Consultant, and its owners and employees for the services rendered.  It is understood that NeuroBo will not withhold any amounts for payment of taxes from the compensation of Consultant.  All sums subject to deductions, if any, required to be withheld and/or paid under any applicable national, regional or municipal laws or union or professional guild regulations, shall be Consultant’s sole responsibility and Consultant shall indemnify and hold NeuroBo harmless from all damages, claims and expenses arising out of or resulting from any claims asserted by any taxing authority as a result of or in connection with those payments.

None of Consultant’s owners or employees including Mark Versavel shall be eligible to participate in any health, life, disability or other insurance plan, or any 401K, SEP-IRA or other pension or retirement plan, offered by NeuroBo to its employees.  Neither Consultant nor its employees will represent to be or hold themselves out as employees of NeuroBo, although an employee of Consultant may be an officer or director of NeuroBo.

5.0                               Proprietary Information and Nondisclosure.  Consultant and its owner Mark Versavel acknowledge and agree that as a result of entering into this Agreement with NeuroBo, it/he has and will come into contact with, have access to and learn Proprietary Information, which is the property of NeuroBo (including for the purpose of this provision, its subsidiaries and affiliates).  All such information, referred to as “Proprietary Information,” includes but is not limited to

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methods, procedures, devices and other means used by NeuroBo in the conduct of its business, marketing plans and strategies, pricing plans and strategies, and technical and research projects, all of which Proprietary Information is not publicly available, but has been developed by NeuroBo at its substantial effort and expense, all of which Proprietary Information is not available from directories or other public sources.  Consultant and Mark Versavel acknowledge and agree that any disclosure, divulging, revealing or other use of any of the aforesaid Proprietary Information by the Consultant or Mark Versavel will be highly detrimental to the business of NeuroBo and serious loss of business and pecuniary damage may result.  Accordingly, Consultant and Mark Versavel specifically covenant and agree to hold all such Proprietary Information and any documents containing or reflecting the same in the strictest confidence, and Consultant and Mark Versavel will not, both during its/his work for NeuroBo or at any time thereafter, without NeuroBo’s prior written consent, disclose, divulge or reveal to any person or use for any purpose other than the exclusive benefit of NeuroBo, any Proprietary Information whether contained in the Consultant’s or Mark Versavel’s memory or embodied in writing or other physical form.

5.1.                            Intellectual Property.

(a) To the extent they relate to, or result from, directly or indirectly, the actual or anticipated operations of Company or any of its affiliates, or the activities of Consultant in the course and scope of its services, Consultant hereby agrees that all patents, trademarks, copyrights, trade secrets, and other intellectual property rights, all inventions, whether or not patentable, and any product, drawing, design, recording, writing, literary work or other author’s work, in any other tangible form developed in  whole or in part by Consultant during the term of this Agreement, or otherwise  developed, purchased or acquired by Company or any of its affiliates (“Intellectual Property”), shall be the exclusive property, free of charge, of Company or such affiliate.

(b) Consultant will hold all Intellectual Property in trust for Company and will deliver all Intellectual Property in Consultant’s possession or control to Company upon request and, in any event, at the end of Consultant’s services with Company.

(c) Consultant shall assign and does hereby assign to Company all property rights that Consultant may now or hereafter have in the Intellectual Property. As part of the Consultant’s services under this Agreement, Consultant shall take such action, including, but not limited to, the execution, acknowledgment, delivery and assistance in preparation of documents, and the giving of testimony, as may be requested by Company to evidence, transfer, vest or confirm Company’s right, title and interest in the Intellectual Property.

(d) Consultant will not contest the validity of any invention, any copyright, any trademark or any mask work registration owned by or vesting in Company or any of its affiliates under this Agreement.

(e) To the maximum extent permitted by law, Intellectual Property shall be Proprietary Information, as defined herein.

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6.0                               Consultant’s Owners and Employees.  All owners and employees of Consultant shall held to the same standards as  Consultant and shall conform with all obligations and responsibilities of Consultant under this Agreement, including but not limited to those set forth in Sections 4.0 and 5.0, provided that Consultant’s owner(s) and/or employee(s), if serving as an officer or director of NeuroBo, may as an officer or director, but not as an employee of Consultant, handle Proprietary Information in the manner permitted by NeuroBo for its officers and directors.

7.0                               Competent Work.  All work will be done in a competent fashion in accordance with highest standards of the pharmaceutical industry.

8.0                               Representations and Warranties.  The Consultant will make no representations, warranties, or commitments binding NeuroBo without NeuroBo’s prior written consent, although an owner or employee of Consultant who is an officer or director of NeuroBo may act as permitted by NeuroBo’s Bylaws, applicable shareholders’ agreements, and relevant law and regulations.

9.0                               Legal Right.  NeuroBo and Consultant each covenant and warrant that it has the unlimited legal right to enter into this Agreement and to perform in accordance with its terms without violating the rights of others or any applicable law and that it has not and shall not become a party to any other Agreement of any kind which conflicts with this Agreement.

10.0                        Notice.  Any notice or communication permitted or required by this Agreement shall be deemed effective when personally delivered, sent by electronic mail (with confirmed confirmation of receipt) or mailed, certified, return receipt requested, to the appropriate party at the address set forth above.

11.0                        Governing Law and Disputes.  This Agreement shall be governed by and construed in accordance with the substantive and procedural laws of Massachusetts (without giving effect to any otherwise applicable choice of law principles) applicable to contracts made and to be performed entirely within Massachusetts.

11.1                        Jurisdiction.  The parties agree irrevocably that the federal and state courts with jurisdiction over Boston, Massachusetts shall have exclusive jurisdiction to settle any dispute or claim which arises out of or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims).

12.0                        Limitations of Liability.  Except for liability arising from a breach of the confidentiality and nondisclosure obligations, in no event shall either party be liable to the other party for consequential, incidental, special (including multiple or punitive) or other indirect damages that are claimed to be incurred by the other party whether such claim arises under contract, tort (including strict liability) or any other theory of law.

12.1                        Indemnification.  Each party shall indemnify, defend and hold the other party and its parent, subsidiaries, affiliates and employees harmless from and against any and all damages, losses, liabilities and expense (including reasonable attorneys’ fees) arising out of or relating to any claims, causes of action, lawsuits or other proceedings, regardless of legal theory, that result

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or arise, in whole or in part, from a party’s: (i) intentional misconduct, negligence, or fraud; (ii) acts or omissions; or (iii) products or services including, without limitation, any claims that such products or services infringe any patent, copyright, trademark, trade secret or any other proprietary right of any third party.

13.0                        General

13.1                        No Assignment.  Consultant may not assign or transfer its rights or obligations contained herein without the prior written consent of NeuroBo.

13.2                        Amendment.  This Agreement shall not be amended or modified, nor shall any waiver of any right hereunder be effective unless set forth in a document titled “Amendment” and executed by duly authorized representatives of both parties.

13.3                        Waivers.  The waiver of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same

13.4                        Severability.  If any provision of this Agreement is or becomes void or unenforceable by force or operation of law, the other provisions of this Agreement shall remain valid and enforceable.

13.5                        Headings.  Paragraph headings contained in this Agreement are included only for convenience, and shall have no substantive effect or form any part of the Agreement and understanding between the Parties.

13.6                        Non-solicitation.  Consultant agrees that during the term of this Agreement and for a period of 3 years thereafter, it shall not hire or directly solicit for employment or retention as an independent contractor any employee of Company or Company’s affiliated companies.

13.7.                     Survival.  The provisions of Sections 5.0, 5.1, 6.0, and 13.6 shall survive the termination or expiration of this Agreement.

[Signatures on following page.]

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NeuroBo Pharmaceuticals, Inc.		vZenium LLC

By:		by:
	Jeong Gu Kang, Vice President	Mark Versavel, Owner

And for all relevant provisions

Mark Versavel, individually

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Attachment A

Services to be provided by Consultant:

•                  Responsible for clinical development strategies including Phase I through III, lifecycle management, medical affairs, safety responsibilities, scientific interactions with regulatory bodies, and interactions with corporate partner(s).

•                  Lead and oversee the strategic definition and tactical development of clinical trials programs, including protocol writing, interpretation of clinical data, and literature reviews.

•                  Ensure the work with colleagues and collaborators are coordinated and that all people, systems, processes and materials required for clinical trials are available and appropriately prepared.

•                  May represent the Clinical Research line function on multidisciplinary project teams.

•                  Participate as an active member of the Executive team of NeuroBo.

Owner to provide services on behalf of Consultant:

Mark Versavel, the owner of Consultant, shall provide all services requested or required under the terms of this Agreement unless otherwise agreed by the Board of NeuroBo.

Time Commitment:

May 1 — September 30, 2018:

60% of full time, which shall be approximately 104 hours per month.

October 1 — December 31, 2018:

80% of full time, which shall be approximately 139 hours per month.

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Attachment B

Consulting Fee:

May — September 2018: $17,500 per month

October — December 2018: $23,333 per month

All paid in arrears on the last business day of the month.  No advance payment or loan is permitted.

During the Term, Consultant shall not be entitled to earn, nor shall Consultant be paid, any other compensation, including incentive or bonus payments.

Stock Options:

To the extent permitted by law and on terms established by the Board, NeuroBo shall grant Mark Versavel options for 30 shares of NeuroBo’s common stock

8

Consulting Agreement (Extension)

This Consulting Agreement (“Agreement”) is effective as of January 1, 2019 by and between NeuroBo Pharmaceuticals, Inc. (“NeuroBo”), a Massachusetts corporation with its principal place of business at 177 Huntington Avenue, Suite 1700, Boston, MA 02115 (email — rkang@neurobopharma.com) and vZenium LLC (“Consultant”), a Massachusetts limited liability company, owned and managed entirely by Mark Versavel, MD, PhD, MBA with a principal place of business at  47 Marathon Street, Arlington, MA 02474 (email - mark.versavel@vzenium.com).

RECITALS

WHEREAS, on May 1, 2018, NeuroBo and Consultant entered a consulting agreement (“May 1, 2018 Agreement”) which pursuant to Section 3 thereof would terminate immediately if the parties did not agree to extend, amend or replace the May 1, 2018 Agreement prior to January 1, 2019.

AND WHEREAS, NeuroBo wishes to extend the term of the May 1, 2018 Agreement on the terms and conditions hereinafter set forth, and the Consultant wishes to accept the extension of the May 1, 2018 Agreement on those terms and conditions;

AND WHEREAS, Consultant has agreed to perform consulting work for NeuroBo as set forth in Attachment A to this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.0                               Consultant’s Services.  Consultant shall provide to NeuroBo certain professional services as set forth in Attachment A to this Agreement, including Mark Versavel serving as Chief Medical Officer of NeuroBo.

2.0                               Compensation.  In consideration of the consulting services to be performed by Consultant under this Agreement NeuroBo will pay Consultant as set forth in Attachment B to this Agreement.

2.1                               Direct Costs.  Whenever possible NeuroBo shall pay directly for expenses related to its operations; however, NeuroBo will reimburse Consultant’s out of pocket costs which are approved in advance by NeuroBo’s Board of Directors and necessary to NeuroBo’s business. NeuroBo shall not reimburse Consultant for any indirect costs.  Invoices for out of pocket costs shall be submitted and paid pursuant to the payments terms advised to Consultant by NeuroBo’s Board of Directors and shall be accompanied by receipts. Invoices shall be submitted by the 5th day of the month following each calendar month during which expenses were incurred.  NeuroBo shall, except as otherwise provided in this Agreement, pay approved invoices within fifteen (15) days.  No advance payment for Consultant’s costs shall be permitted.

3.0                               Term.  This agreement shall continue month to month without limitation, except that the Agreement shall terminate immediately (i) upon the death or disability of Mark Versavel, or (ii)

if Mark Versavel ceases to be the sole owner of Consultant, (iii) for Cause, as defined below, or (iv) if prior to January 1, 2020, the parties have not agreed to extend, amend or replace this Agreement.  Otherwise, the Agreement shall terminate at any time by agreement of the parties or upon ten (10) day’s written notice by one party to the other.

3.1                               Cause.  “Cause” shall mean (i) Mark Versavel’s neglect or refusal to perform the duties of Chief Medical Officer of NeuroBo or to follow any lawful direction of the Board of Directors of NeuroBo, provided that the Board shall give written notice to Consultant which shall have ten (10) days to cure any neglect or refusal to perform duties or follow any lawful direction of the Board; (ii) any willful or intentional act of Consultant or Mark Versavel that violates Consultant’s or Mark Versavel’s fiduciary duties to NeuroBo, violates any written codes of conduct of NeuroBo including anti-discrimination and anti-harassment policies, as they exist from time to time, or injures the reputation or business of NeuroBo, or its affiliates in any material respect; (iii) intoxication in public by Mark Versavel, or his intoxication in the workplace, illegal use of narcotics which is, or could reasonably be expected to become, materially injurious to the reputation or business of NeuroBo or its affiliates or which impairs, or could reasonably be expected to impair, the performance of Consultant’s duties; (iv) conviction of, or plea of guilty or nolo contendere to, the commission of a felony by Consultant or Mark Versavel, or any other crime involving moral turpitude or dishonesty; (v) the commission by Consultant or Mark Versavel of an act of fraud , embezzlement or misappropriation against NeuroBo or its shareholders or their affiliates; or (vi) Consultant’s breach of any material provision of this Agreement.

4.0                               Independent Contractor.  Nothing contained in this Agreement or any document executed in connection with this Agreement, shall be construed to create an employer-employee, partnership or joint venture relationship between NeuroBo and Consultant (and/or Mark Versavel or any other of Consultant’s owners or employees).  Consultant, its owner and its employees are independent contractors and not employees of NeuroBo or any of NeuroBo’s parents, subsidiaries or affiliates.  The consideration set forth in Section 2 shall be the sole consideration due to Consultant, and its owners and employees for the services rendered.  It is understood that NeuroBo will not withhold any amounts for payment of taxes from the compensation of Consultant.  All sums subject to deductions, if any, required to be withheld and/or paid under any applicable national, regional or municipal laws or union or professional guild regulations, shall be Consultant’s sole responsibility and Consultant shall indemnify and hold NeuroBo harmless from all damages, claims and expenses arising out of or resulting from any claims asserted by any taxing authority as a result of or in connection with those payments.

None of Consultant’s owners or employees including Mark Versavel shall be eligible to participate in any health, life, disability or other insurance plan, or any 401K, SEP-IRA or other pension or retirement plan, offered by NeuroBo to its employees.  Neither Consultant nor its employees will represent to be or hold themselves out as employees of NeuroBo, although an employee of Consultant may be an officer or director of NeuroBo.

5.0                               Proprietary Information and Nondisclosure.  Consultant and its owner Mark Versavel acknowledge and agree that as a result of entering into this Agreement with NeuroBo, it/he has and will come into contact with, have access to and learn Proprietary Information, which is the property of NeuroBo (including for the purpose of this provision, its subsidiaries and affiliates).

All such information, referred to as “Proprietary Information,” includes but is not limited to methods, procedures, devices and other means used by NeuroBo in the conduct of its business, marketing plans and strategies, pricing plans and strategies, and technical and research projects, all of which Proprietary Information is not publicly available, but has been developed by NeuroBo at its substantial effort and expense, all of which Proprietary Information is not available from directories or other public sources.  Consultant and Mark Versavel acknowledge and agree that any disclosure, divulging, revealing or other use of any of the aforesaid Proprietary Information by the Consultant or Mark Versavel will be highly detrimental to the business of NeuroBo and serious loss of business and pecuniary damage may result.  Accordingly, Consultant and Mark Versavel specifically covenant and agree to hold all such Proprietary Information and any documents containing or reflecting the same in the strictest confidence, and Consultant and Mark Versavel will not, both during its/his work for NeuroBo or at any time thereafter, without NeuroBo’s prior written consent, disclose, divulge or reveal to any person or use for any purpose other than the exclusive benefit of NeuroBo, any Proprietary Information whether contained in the Consultant’s or Mark Versavel’s memory or embodied in writing or other physical form.

5.1.                            Intellectual Property.

(a) To the extent they relate to, or result from, directly or indirectly, the actual or anticipated operations of Company or any of its affiliates, or the activities of Consultant in the course and scope of its services, Consultant hereby agrees that all patents, trademarks, copyrights, trade secrets, and other intellectual property rights, all inventions, whether or not patentable, and any product, drawing, design, recording, writing, literary work or other author’s work, in any other tangible form developed in  whole or in part by Consultant during the term of this Agreement, or otherwise  developed, purchased or acquired by Company or any of its affiliates (“Intellectual Property”), shall be the exclusive property, free of charge, of Company or such affiliate.

(b) Consultant will hold all Intellectual Property in trust for Company and will deliver all Intellectual Property in Consultant’s possession or control to Company upon request and, in any event, at the end of Consultant’s services with Company.

(c) Consultant shall assign and does hereby assign to Company all property rights that Consultant may now or hereafter have in the Intellectual Property. As part of the Consultant’s services under this Agreement, Consultant shall take such action, including, but not limited to, the execution, acknowledgment, delivery and assistance in preparation of documents, and the giving of testimony, as may be requested by Company to evidence, transfer, vest or confirm Company’s right, title and interest in the Intellectual Property.

(d) Consultant will not contest the validity of any invention, any copyright, any trademark or any mask work registration owned by or vesting in Company or any of its affiliates under this Agreement.

(e) To the maximum extent permitted by law, Intellectual Property shall be Proprietary Information, as defined herein.

6.0                               Consultant’s Owners and Employees.  All owners and employees of Consultant shall held to the same standards as  Consultant and shall conform with all obligations and responsibilities of Consultant under this Agreement, including but not limited to those set forth in Sections 4.0 and 5.0, provided that Consultant’s owner(s) and/or employee(s), if serving as an officer or director of NeuroBo, may as an officer or director, but not as an employee of Consultant, handle Proprietary Information in the manner permitted by NeuroBo for its officers and directors.

7.0                               Competent Work.  All work will be done in a competent fashion in accordance with highest standards of the pharmaceutical industry.

8.0                               Representations and Warranties.  The Consultant will make no representations, warranties, or commitments binding NeuroBo without NeuroBo’s prior written consent, although an owner or employee of Consultant who is an officer or director of NeuroBo may act as permitted by NeuroBo’s Bylaws, applicable shareholders’ agreements, and relevant law and regulations.

9.0                               Legal Right.  NeuroBo and Consultant each covenant and warrant that it has the unlimited legal right to enter into this Agreement and to perform in accordance with its terms without violating the rights of others or any applicable law and that it has not and shall not become a party to any other Agreement of any kind which conflicts with this Agreement.

10.0                        Notice.  Any notice or communication permitted or required by this Agreement shall be deemed effective when personally delivered, sent by electronic mail (with confirmed confirmation of receipt) or mailed, certified, return receipt requested, to the appropriate party at the address set forth above.

11.0                        Governing Law and Disputes.  This Agreement shall be governed by and construed in accordance with the substantive and procedural laws of Massachusetts (without giving effect to any otherwise applicable choice of law principles) applicable to contracts made and to be performed entirely within Massachusetts.

11.1                        Jurisdiction.  The parties agree irrevocably that the federal and state courts with jurisdiction over Boston, Massachusetts shall have exclusive jurisdiction to settle any dispute or claim which arises out of or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims).

12.0                        Limitations of Liability.  Except for liability arising from a breach of the confidentiality and nondisclosure obligations, in no event shall either party be liable to the other party for consequential, incidental, special (including multiple or punitive) or other indirect damages that are claimed to be incurred by the other party whether such claim arises under contract, tort (including strict liability) or any other theory of law.

12.1                        Indemnification.  Each party shall indemnify, defend and hold the other party and its parent, subsidiaries, affiliates and employees harmless from and against any and all damages, losses, liabilities and expense (including reasonable attorneys’ fees) arising out of or relating to any claims, causes of action, lawsuits or other proceedings, regardless of legal theory, that result or arise, in whole or in part, from a party’s: (i) intentional misconduct, negligence, or fraud; (ii) acts or omissions; or (iii) products or services including, without limitation, any claims that such products or services infringe any patent, copyright, trademark, trade secret or any other proprietary right of any third party.

13.0                        General

13.1                        No Assignment.  Consultant may not assign or transfer its rights or obligations contained herein without the prior written consent of NeuroBo.

13.2                        Amendment.  This Agreement shall not be amended or modified, nor shall any waiver of any right hereunder be effective unless set forth in a document titled “Amendment” and executed by duly authorized representatives of both parties.

13.3                        Waivers.  The waiver of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same

13.4                        Severability.  If any provision of this Agreement is or becomes void or unenforceable by force or operation of law, the other provisions of this Agreement shall remain valid and enforceable.

13.5                        Headings.  Paragraph headings contained in this Agreement are included only for convenience, and shall have no substantive effect or form any part of the Agreement and understanding between the Parties.

13.6                        Non-solicitation.  Consultant agrees that during the term of this Agreement and for a period of 3 years thereafter, it shall not hire or directly solicit for employment or retention as an independent contractor any employee of Company or Company’s affiliated companies.

13.7.                     Survival.  The provisions of Sections 5.0, 5.1, 6.0, and 13.6 shall survive the termination or expiration of this Agreement.

[Signatures on following page.]

NeuroBo Pharmaceuticals, Inc.	vZenium LLC

By:	by:
Jeong Gu Kang, Vice President	Mark Versavel, Owner

And for all relevant provisions

Mark Versavel, individually

Dated: January 7, 2019	Dated: January 7, 2019

Attachment A

Services to be provided by Consultant:

•                  Responsible for clinical development strategies including Phase I through III, lifecycle management, medical affairs, safety responsibilities, scientific interactions with regulatory bodies, and interactions with corporate partner(s).

•                  Lead and oversee the strategic definition and tactical development of clinical trials programs, including protocol writing, interpretation of clinical data, and literature reviews.

•                  Ensure the work with colleagues and collaborators are coordinated and that all people, systems, processes and materials required for clinical trials are available and appropriately prepared.

•                  May represent the Clinical Research line function on multidisciplinary project teams.

•                  Participate as an active member of the Executive team of NeuroBo.

Owner to provide services on behalf of Consultant:

Mark Versavel, the owner of Consultant, shall provide all services requested or required under the terms of this Agreement unless otherwise agreed by the Board of NeuroBo.

Time Commitment:

80% of full time, which shall be approximately 139 hours per month.

Attachment B

Consulting Fee:

$28,333 per month, paid in arrears on the last business day of the month.  No advance payment or loan is permitted.

During the Term, Consultant shall not be entitled to earn, nor shall Consultant be paid, any other compensation, including incentive or bonus payments.

Stock Options:

To the extent permitted by law and on terms established by the Board, NeuroBo shall grant Mark Versavel options for 30 shares of NeuroBo’s common stock